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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   JANUARY 3, 2003
                                                   ---------------------------


                           R.H. DONNELLEY CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-07155                13-2740040
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(State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)         Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                   10577
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 (Address of Principal Executive Offices)                  (Zip Code)

                              R.H. DONNELLEY INC.*
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      333-59287             36-2467635
------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission          (IRS Employer
      of Incorporation)                File Number)       Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                   10577
------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)

Registrants' telephone number, including area code:  (914) 933-6400
                                                     -------------------------

                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of January 2, 2003, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.


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ITEM 5. OTHER EVENTS.

     R.H. Donnelley Corporation and R.H. Donnelley Inc. are filing herewith a Third Supplemental Indenture (the "Third Supplemental Indenture"), dated as of December 20, 2002, by and among R.H. Donnelley Corporation, R.H. Donnelley Inc., R.H. Donnelley Acquisitions, Inc., R.H. Donnelley APIL, Inc., R.H. Donnelley CD, Inc., Get Digital Smart.com, Inc., R.H. Donnelley Acquisitions II, Inc. and The Bank of New York, as trustee, as exhibit 4.1 hereto. In accordance with the terms and conditions of the consent solicitation and tender offer (the "Tender Offer") related to R.H. Donnelley's $150 million aggregate principal amount of 9 1/8% senior subordinated notes due 2008 (the "Senior Subordinated Notes"), the Third Supplemental Indenture became operative on January 3, 2003 when R.H. Donnelley Inc. accepted for payment all of the Senior Subordinated Notes validly tendered pursuant to the Tender Offer. R.H. Donnelley Inc. consummated the Tender Offer on January 3, 2003 in accordance with the terms and conditions of the Offer to Purchase and Consent Solicitation Statement, dated as of December 3, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.

       Exhibit
       Number   Description
       ------   -----------

         4.1    Third Supplemental Indenture, dated as of December 20,
                2002, by and among R.H. Donnelley Corporation, R.H. Donnelley Inc., R.H. Donnelley Acquisitions, Inc., R.H. Donnelley APIL, Inc., R.H. Donnelley CD, Inc., Get Digital Smart.com, Inc., R.H. Donnelley Acquisitions II, Inc. and The Bank of New York, as trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               R.H. DONNELLEY CORPORATION



                               By: /s/ Robert J. Bush
                                   --------------------------------------------
                                   Name:    Robert J. Bush
                                   Title:   Vice President and General Counsel


                               R.H. DONNELLEY INC.



                               By: /s/ Robert J. Bush
                                   --------------------------------------------
                                   Name:  Robert J. Bush
                                   Title: Vice President and General Counsel



Date:  January 3, 2003


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                                  EXHIBIT INDEX
                                  -------------

         Exhibit
         Number   Description
         ------   -----------

          4.1 Third Supplemental Indenture, dated as of December 20, 2002, by and among R.H. Donnelley Corporation, R.H. Donnelley Inc., R.H. Donnelley Acquisitions, Inc., R.H. Donnelley APIL, Inc., R.H. Donnelley CD, Inc., Get Digital Smart.com, Inc., R.H. Donnelley Acquisitions II, Inc. and The Bank of New York, as trustee.


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